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                                                                    Exhibit 23.1


            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2006, in this Registration Statement (Form F-1) and related Prospectus of Saifun Semiconductors Ltd. dated March 22, 2006.


                                            /s/ Kost Forer Gabbay & Kasierer
                                              KOST FORER GABBAY & KASIERER
                                            A Member of Ernst & Young Global


Tel-Aviv, Israel
March 22, 2006